Exhibit 99.1

1 Dario Health – Investors Day Jan 19 th , 2022

This presentation and the statements of representatives and partners of DarioHealth Corp . (the “Company”) related thereto contain or may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other U . S . Federal securities laws, as amended . Statements that are not statements of historical fact may be deemed to be forward - looking statements . For example, the Company is using forward - looking statements in this presentation when it discusses preliminary unaudited estimates of revenues cost of revenues and gross margin for the quarter and 12 - month period ended December 31 , 2021 , the Company’s trends, market penetration and growth in 2022 and the timing of release of its 2021 fully audited financial statements . Without limiting the generality of the foregoing, words such as "plan," "project," "potential," "seek," "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate" or "continue" are intended to identify forward - looking statements . Forward - looking statements are based on management’s current expectations, estimates, projections, and assumptions about future events, and are subject to several factors and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions about the Company, which are difficult to predict, including projections of the Company’s future financial results, its anticipated growth strategies, and anticipated trends in its business and in the market generally . Readers are cautioned that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward - looking statements that may be made in this news release . Factors that may affect the Company's results include, but are not limited to, regulatory approvals, product demand, market acceptance, impact of competitive products and prices, product development, commercialization or technological difficulties, the success or failure of negotiations and trade, legal, social and economic risks, and the risks associated with the adequacy of existing cash resources . Additional factors that could cause or contribute to differences between the Company's actual results and forward - looking statements include, but are not limited to, those risks discussed in the Company's filings with the U . S . Securities and Exchange Commission . Readers are cautioned that actual results (including, without limitation, the timing for and results of the Company's commercial and regulatory plans for Dario Œ as described herein) may differ significantly from those set forth in the forward - looking statements . The Company undertakes no obligation to publicly update any forward - looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law . 2

DarioHealth (NASDAQ: DRIO) Webinar: 3 Navigating Emerging Digital Health Trends for Strategic Growth in 2022

Sari Kaganoff Sari is the General Manager of Consulting at Rock Health , a digital health focused venture fund and advisory firm, where she advises clients on digital health strategy and innovation. Dr David Kaplan David is a physician and expert on healthcare and the employer market. Dr. Kaplan has led the clinical practices at Towers Perrin and Mercer. At Mercer , he also led the Innovation function and founded Mercer Labs. presently he serves as an advisor to multiple VCs and young companies. 4

Digital health investment activity 2022

$3 9 . 9 M $3 0 . 8 M $1 9 . 9 M $2 1 . 6 M $1 5 . 8 M $1 3 . 6 M $1 4 . 7 M $ 1 5.2 M $1 0 . 7 M $1 0 . 8 M $12.3M 7 © ROCK HEALTH 2022 7 Venture funding and deal size increased significantly in 2021 U.S. DIGITAL HEALTH FUNDING AND DEAL SIZE 2011 - 2021 Note: Includes U.S. deals >$2M; data through December 31, 2021 Source: Rock Health Digital Health Venture Funding Database TOTAL VENTURE FUNDING NUMBER OF DEALS AVERAGE DEAL SIZE

Note: Comp Source: Roc anies can be tagged as multiple value propositions and clinical indications. Rock Health tracks 23 clinical indications. k Health Digital Health Venture Funding Database; includes U.S. deals >$2M; data through December 31, 2021 8 © ROCK HEALTH 2022 8 Top funded therapeutic areas include mental health, diabetes and MSK solutions 2017 2018 2021 Mental Health D iab e t e s 2019 Musculoskeletal O nc o logy 2020 Primary Care Cardiovascular 2021 MENTAL HEALTH, DIABETES & MSK FUNDING 2017 - 2021 $6B $0B $2 B $5. 1 B $4B TOTAL VENTURE FUNDING $1.4B $1.4B (ONC) $1.8B $1.8B (CV) $1.6B (PC)

© ROCK HEALTH 2022 9 9 COMPANY VALUATION TA(S) $4.8B $4.6B $3.0B $4.2B $2.1B $0.85B $6.2B $2.0B $0.1B $18.5B $0.6B (2019) Mental Health Diabetes M us cu l o s k el et a l VALUATIONS OF MENTAL HEALTH, MSK & DIABETES CARE COMPANIES Source: Pitchbook, NYSE Considering company valuations

There has been a flurry of Digital Health companies going public NUMBER OF EXITS DIGITAL HEALTH’S PUBLIC EXIT DROUGHT 15 20 10 5 0 10 © ROCK HEALTH 2022 10 Source: Rock Health Digital Health Public Company Index DIGITAL HEALTH PUBLIC EXIT ACTIVITY 2011 - 2021 25

EXAMPLE ACQUISITIONS 2020 - 2021 QUARTERLY DIGITAL HEALTH M&A ACTIVITY 2020 - 2021 Note: Data through 2021. Digital health M&A activity refers to acquisitions and/or mergers of digital health companies. Source: Rock Health Digital Health M&A Database 0 20 40 60 80 100 M& A DEALS Q 2 Q 3 Q 4 Q 1 Q2 Q 3 Q 1 2020 2021 As well as an increase in M&A activity in 2021 Q 4 © ROCK HEALTH 2022 11

Israel is the top ex-US country with FDA approvals for AI/ML enabled devices

OVERALL US VERSUS NON-US BREAKDOWN

FDA approvals and clearances from 1997–2021[1]


LEGEND
Entries from US-based companies
Entries from non-US-based companies
NUMBER OF APPROVALS OR CLEARANCES
177
166

TOP NON-US HEADQUARTER LOCATIONS[2,3]

FDA approvals and clearances from 1997–2021[1]

ROCK HEALTH


ISRAEL 31
CANADA 19
NETHERLANDS 14
FRANCE 14
SWEDEN 13
JAPAN 13
UK 10
CHINA 9
AUSTRALIA 8
TAIWAN 6
SOUTH KOREA 6
BELGIUM 6
GERMANY 5
SINGAPORE 3

Note: 1. 2021 includes FDA approvals and clearances for AI- and ML-enabled devices through June 17, 2021; 2. country determination of sponsoring company based upon location of headquarters or primary office according to Pitchbook unless a division with a different geographic location was specified; 3. entries include companies with headquarters or primary offices in a total of 23 headquarter locations-those with 1 or 2 entries are not captured in the graph at right above
Source: FDA list of Artificial Intelligence and Machine Learning (AI/ML)-Enabled Medical Devices as of 09/22/2021 and Pitchbook data

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• Getting back into the office/COVID • Retaining and recruiting talent • Addressing equity issues in workplace • Preparing for a resource constrained environment if economic conditions deteriorate 15

• Ability to bill through their medical budgets • Demonstrable return on investment (ROI) • Programs that simplify their healthcare ecosystems - consolidation of solutions • Programs that focus on rising cost areas • Programs that will delight their employees - consumer centric 16 apple app store rating Multi Conditions 26 Clinical Studies 38,800 Users per single study with 2 - year sustained results • Best in user - centricity / DNA of the company • Most comprehensive platform • Best Return on investment 18

• Built to engage based on hyper - personalization. • Proactive flagging and treatment initiation 20

Expansion of Dario Move Offering with Computer Vision mobile capabilities Significant Capabilities: 1. Objective scoring using evidence - based functional movement AI 2. Automated exercise allocation (reduce human need) 3. Predictive risk of injury assessment Validated by elite NBA & NFL teams as well as WestPoint Academy • Total 257K shares plus $1M debt (long term debt) plus $0.5M cash (used to operate the company) • Asset Deal (*) Definitive agreement signed and pending closing 22

25 national health plan significant partnerships of deals signed in last 6 months * Estimates revenues (unaudited) for 2021 between $20.3M to $20.5M ** Adjusted NON - GAAP gross profit for the nine months ended Sep. 30, 2021, excluding amortization of expenses related to acquisitions of technologies 46.5% GAAP unaudited gross profit for the nine months ended Sep. 30, 2021 – 23.6% The Company is providing revenue, cost of revenue and gross profit estimates in this presentation, rather than specific amounts , primarily because the financial closing process and review are not yet complete and, as a result, the Company’s final results upon completion of its closing process and review may vary from these preliminary estimates. A reconciliation of GAAP to non - GAAP measures has been provided in the financial statement tables included at the end of this presentation The Company expects to release the fully audited 2021 financial statements on or before March 31, 2022.

2016 2017 2018 2019 2020 2021 Growth of integrated platform creates demand from stakeholders who desire healthier outcomes for their constituents 26

Validation of platform from multiple market segments 2 nd health plan announced this morning. 3 additional accounts announced since year start 27

28 1.67 1.79 2.04 2.08 3.6 5.3 5.6 5.9 Q 1 Q 2 Q 3 Q4 Q 1 Q 2 Q 3 Q4 2020 2021 • • The Company is providing revenue, cost of revenue and gross profit estimates in this presentation, rather than specific amounts , primarily because the financial closing process and review are not yet complete and, as a result, the Company’s final results upon completion of its closing process and review may vary from these preliminary estimates. The Company expects to release the fully audited 2021 financial statements on or before March 31, 2022. 7.6 20.4 0 5 10 15 20 25 2020 2021

Eligible Population Enrollment Rate • Paid per employee with access to the platform • Paid for eligible members that are enrolled to the platform • Recurring billing for retained members 30

8% Eligible 40 % Eligible $60 PEMPM on similar sales effort $89 PEMPM More Members per account on the platform Higher ARPU (average revenue per user) Eligible Population Enrollment Rate 31

32 140 120 100 80 60 40 20 0 • 2021 sales activity positioned us to double account base in 2022 • 70% of the signed accounts have been signed in the last 6 month * Represents the Company’s potential signed account growth in 2022

33 • Potential annual recurring revenues (ARR) upon full implementation of clients. #54 #100 - #120 #5 • Clients potential ARR includes B2B only and does not includes the Direct - to - consumer revenues. • Full potential implementation is expected within 4 - 6 quarters. * Includes potential expansion of ARR from existing clients. • Expect average ARR per account to increase in the future (multi condition)

Healthcare is transforming to be digital, consumer centric driven and value based “Non - Digital” Health Care giants recognize the transformation and will take bigger role in being part of the newly created space Dario Health is positioned to lead the newly created category Strong tech, high margins model, “Digital Therapeutic Platform - as - a - Service” 2022 accelerate momentum with potential key value creation events 35

Gross profit as reported Amortization of expenses related to acq. of technology Gross profit Non - GAAP Revenues $14,485 $14,485 Cost of revenues $11,070 - $3,324 $7,746 Gross Profit $3,415 $3,324 $6,739 GP % 23.6% 46.5% 36 The Company is providing revenue, cost of revenue and gross profit estimates in this presentation, rather than specific amounts, primarily because the financial closing process and review are not yet complete and, as a result, the Company’s final results upon completion of its closing process and review may vary from these preliminary estimates . The Company expects to release the fully audited 2021 financial statements on or before March 31 , 2022 . Non - GAAP Financial Measures The Company has provided in this presentation, financial information that has not been prepared in accordance with GAAP. These non - GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. The Company is using these non - GAAP financial measures internally in analyzing its financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company's financial results with peer companies, many of which present similar non - GAAP financial measures to investors. Non - GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non - GAAP financial measures to their most directly comparable GAAP financial measures provided in the financial statement tables below

37 Thank You